UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 25, 2017

The St. Joe Company
(Exact Name of Registrant as Specified in its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 South WaterSound Parkway WaterSound, Florida		32461
(Address of Principal Executive Offices)		(Zip Code)

(850) 231-6400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07           Submission of Matters to a Vote of Security Holders.

          On May 25, 2017, The St. Joe Company (the “Company”) held its 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s shareholders voted on (i) the election of eight director nominees (Proposal 1), (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year (Proposal 2), (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3), and (iv) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation for the Company’s named executive officers (Proposal 4). The results of the votes are set forth below.

Proposal 1

The shareholders voted in favor of the election of the following director nominees for a term of office expiring at the 2018 Annual Meeting of Shareholders and, in each case, until his successor is duly elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Vote
Cesar L. Alvarez	49,905,046	13,227,392	84,192	5,890,991
Bruce R. Berkowitz	61,427,561	1,709,539	79,530	5,890,991
Howard S. Frank	48,997,736	14,139,475	79,419	5,890,991
Jorge L. Gonzalez	62,904,802	232,385	79,443	5,890,991
James S. Hunt	62,540,965	595,200	80,465	5,890,991
Stanley Martin	62,515,497	620,640	80,493	5,890,991
Thomas P. Murphy, Jr.	62,133,392	1,001,481	81,757	5,890,991
Vito S. Portera	62,381,991	751,270	83,369	5,890,991

Proposal 2

The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

For	Against	Abstain
68,262,467	757,465	87,689

Proposal 3

          The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
62,679,942	415,497	121,191	5,890,991

Proposal 4

          The shareholders voted in favor of a frequency of every one (1) year for a shareholder vote on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
62,689,203	71,555	304,794	151,078

Based upon the results of the advisory proposal on the frequency of future votes on executive compensation set forth in Proposal 4 above, and consistent with the shareholders’ recommendation, the Company’s Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

	By:	/s/ Marek Bakun
Marek Bakun
Chief Financial Officer

Date: May 30, 2017